July 18, 2013

Dreyfus Short-Intermediate Government Fund

Supplement to Summary Prospectus and Statutory Prospectus
dated April 1, 2013

The fund's Board of Trustees has approved, subject to shareholder approval, changes to the fund's investment strategy.  These proposed changes are reflected in the revised disclosure below.  The fund's investment objective –  to seek to maximize total return, consisting of capital appreciation and current income –  will not change.

As proposed, the fund would invest in a variety of fixed-income securities, with normally at least 80% of its net assets invested in bonds (or other instruments with similar economic characteristics), and the effective duration of the fund's portfolio would be shortened to one year or less.  The fund's Board of Trustees also has approved, in connection with changing the fund's investment strategy, changing the fund's name to "Dreyfus Short Duration Bond Fund", replacing the fund's current portfolio managers with new portfolio managers, and changing the fund's benchmark index.  In addition, the fund's Board of Trustees approved amending the fund's Management Agreement with The Dreyfus Corporation to reduce the management fee from 0.50% to 0.25% of the value of the fund's average daily net assets.  The fund's Board of Trustees also has authorized the fund to adopt a multiple class distribution structure, pursuant to which the fund's existing shares would be redesignated as Class Z shares and the fund would begin offering Class D, Class I and Class Y shares as new classes of shares.  Class Z would be closed to new investors and for new accounts (except that Class Z shares could be purchased for new accounts for certain group retirement plans or wrap accounts or similar programs).  Holders of fund shares on the date the multiple class structure is adopted would be eligible to purchase and redeem Class Z shares of the fund at net asset value without a sales charge for their existing accounts.

Shareholders of record at the close of business on August 19, 2013 will be asked to vote on certain matters in connection with the implementation of proposed changes to the fund's investment strategy at a special meeting of shareholders to be held on October 23, 2013.  The fund will not change its investment strategy, and all of the other proposed changes referenced above, including amending the fund's Management Agreement, will not be implemented, unless shareholders approve expanding the fund's permitted types of investments at the special meeting of shareholders.  If shareholders approve expanding the fund's permissible investments, the proposed changes will take effect on or about November 15, 2013 (the Effective Date).

If approved by shareholders, The Dreyfus Corporation will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax implications to fund shareholders.

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If approved by shareholders, as of the Effective Date, the fund normally will invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).  The fund's bond investments would include, but not be limited to, the following:

•         bonds issued or guaranteed by the U.S. government or its agencies or instrumentalities (currently permitted fund investments)

•         government and private mortgage-related securities (the fund's current 35% limitation on investments in mortgage-related securities would be eliminated)

•         corporate bonds

•         municipal bonds

•         bonds of foreign governments and companies (limited to up to 30% of the fund's assets in the aggregate, up to 5% in non-U.S. dollar-denominated bonds and up to 5% in emerging market bonds)

•         asset-backed securities

•         inflation-indexed securities

•         zero coupon, pay-in-kind and step-up securities

The fund will invest principally in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by The Dreyfus Corporation.  For additional yield, the fund would be permitted to invest up to 5% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation.

The fund's  portfolio managers will buy and sell fixed-income securities based on credit quality, financial outlook and yield potential.  Fixed-income securities with deteriorating credit quality will be potential sell candidates, while those offering higher yields will be potential buy candidates.

The fund generally would maintain an effective duration of one year or less.  As is currently the case, the fund will not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual bonds the fund may purchase.  Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates.  Generally, the longer the duration, the higher the expected volatility.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Although not a principal investment strategy, the fund may, but is not required to, continue to use derivatives as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy.  These derivative instruments would include options, futures and options on futures (including those relating to securities, foreign currencies, indexes and interest rates), forward contracts, swaps (including interest rate and credit default swaps), options on swaps, and other credit derivatives.  To the extent that the fund invests in derivative instruments with economic characteristics similar to bonds, the value of such investments will be included for purposes of the fund's 80% investment policy.  Swap agreements can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular credit.  To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.  The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.  Forward commitments typically involve new issues of U.S. Treasury and other government securities, which are often offered on a forward commitment or when-issued basis.  The fund also may continue to engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

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Investment Risks

In addition to the investment risks applicable to the fund as described in the fund's prospectus, as of the Effective Date, an investment in the fund would be subject to the following additional principal risks:

•         Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.  High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.  Bonds rated investment grade when purchased by the fund may subsequently be downgraded.

•         Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•         Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•         Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.  Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

•         Municipal bond market risk.  The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

•         Asset-backed securities risk.  General downturns in the economy could cause the value of asset-backed securities to fall.  In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities.  Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•         Inflation-indexed security risk.  Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation.  If the index measuring inflation falls, the interest payable on these securities will be reduced.  The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.  Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.  Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.  As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so.  Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•         Zero coupon, pay-in-kind and step-up securities risk.  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment.  The Internal Revenue Code requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, the fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

•         Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Performance

As of the Effective Date, the fund would change its primary benchmark to the BofA Merrill Lynch 1-Year U.S. Treasury Note Index, from the BofA/Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, because the BofA Merrill Lynch 1-Year U.S. Treasury Note Index is more reflective of the manner in which the fund's assets would be invested.

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Portfolio Management

As of the Effective Date, David Horsfall, CFA and David Bowser, CFA would be appointed the fund's primary portfolio managers, replacing the fund's current primary portfolio managers.  Mr. Horsfall is co-deputy chief investment officer and a senior portfolio manager at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, responsible for overseeing the management of multi-sector  and absolute return fixed-income strategies at Standish, which he joined in 1989.  He also has been employed by The Dreyfus Corporation since October 2010.  Mr. Bowser  is a director of active fixed-income strategies and a senior portfolio manager at Standish, responsible for managing a variety of multi-sector portfolios at Standish, which he joined in 2000.  He also has been employed by The Dreyfus Corporation since July 2006.

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July 18, 2013

Dreyfus Short-Intermediate Government Fund

Supplement to Statement of Additional Information dated

August 1, 2012, as revised or amended September 1, 2012, October 1, 2012, December 1, 2012, February 1, 2013, March 1, 2013, April 1, 2013, May 1, 2013 and July 1, 2013

Shareholders of record at the close of business on August 19, 2013 will be asked to vote on certain matters in connection with the implementation of proposed changes to the fund's investment strategy at a special meeting of shareholders to be held on October 23, 2013, as described in the supplement to the fund's prospectus dated as of July 18, 2013 (the "Prospectus Supplement").  The Prospectus Supplement supersedes and replaces any contrary information in the SAI.  The fund will not change its investment strategy, and all of the other proposed changes described in the Prospectus Supplement and in this supplement to the SAI will not be implemented, unless shareholders approve expanding the fund's permitted types of investments at the special meeting of shareholders.  If shareholders approve expanding the fund's permissible investments, the proposed changes will take effect on or about November 15, 2013.

The fund's board has approved, subject to shareholder approval as described above, changes to the fund's Fundamental Policies under the headings listed below in "Investment Restrictions—Fundamental Policies":

Current Fundamental Policy	Proposed Fundamental Policy(ies) or Change

The fund may not…	The fund may not…

Other Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.	(Remove Fundamental Policy)

Loans

Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements referred to in the fund's prospectus. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the fund's board.

Real Estate

Purchase or sell real estate, REIT securities, commodities or commodity contracts, or oil and gas interests, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Purchase or sell real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Purchase or sell physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Underwriting Underwrite the securities of other issuers.

Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with the purchase and sale of portfolio securities.

Investing for Control Invest in companies for the purpose of exercising control.	(Change to Nonfundamental Policy)